EXHIBIT 31.1

                            SECTION 302 CERTIFICATION

I, Stephen D. Replin, certify that:

(1) I have reviewed this Form 10-QSB for the quarter ended September 30, 2007 of Del Mar Income Partners, Ltd.;

(2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

(3) Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

(4) Del Mar Income Partners, Ltd.'s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Del Mar Income Partners, Ltd. and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Del Mar Income Partners, Ltd., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Evaluated the effectiveness of Del Mar Income Partners, Ltd.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     (c) Disclosed in this report any change in Del Mar Income Partners, Ltd.'s internal control over financial reporting that occurred during Del Mar Income Partners, Ltd.'s most recent fiscal quarter (Del Mar Income Partners, Ltd.'s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Del Mar Income Partners, Ltd.'s internal control over financial reporting; and

(5) Del Mar Income Partners, Ltd.'s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of Del Mar Income Partners, Ltd.'s board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Del Mar Income Partners, Ltd.'s ability to record, process, summarize and report financial information; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Del Mar Income Partners, Ltd.'s internal control over financial reporting.

Date:  November 8, 2007         /s/ Stephen D. Replin
                               -------------------------------------------
                               Name:  Stephen D. Replin
                               Title:   President and Chief Executive Officer
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